Stock-based Compensation	9 Months Ended
Sep. 30, 2013
Stock-based Compensation
Stock-based Compensation

Note 6—Stock-based Compensation

We follow ASC 718 in accounting for our share-based payments. This guidance requires measurement of the cost of employee services received in exchange for stock compensation based on the grant-date fair value of the employee stock awards. This cost is recognized as compensation expense ratably over the employee’s requisite service period. Incremental compensation costs arising from subsequent modifications of awards after the grant date must be recognized when incurred.

For all service awards, we record compensation expense for the entire award on a straight-line basis (or, if applicable, on the accelerated method) over the requisite service period.

In connection with the IPO, we adopted the 2013 Equity Incentive Plan which made available 600,000 restricted shares to be administered by the Compensation, Nomination and Governance Committee of the Board of Trustees. The committee will have broad discretion in administering the terms of the plan. Restricted shares are eligible for dividends as well as the right to vote. We granted 250,000 restricted common shares upon completion of the IPO under our 2013 Equity Incentive Plan at a value per share of $11.50 and total value of $2.9 million with a vesting period of three years. For the three and nine months ended September 30, 2013, we recognized non-cash share compensation of $0.2 million. Unrecognized compensation expense at September 30, 2013 was $2.7 million. Our compensation expense recorded in connection with grants of restricted stock reflects as initial estimated cumulative forfeiture rate 0% over the requisite service period of the awards. That estimate will be revised if subsequent information indicates that the actual number of awards expected to vest is likely to differ from previous estimates.